UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 17, 2009

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446

333-56594	Ameren Energy Generating Company (Illinois Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	37-1395586

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On November 17, 2009, Ameren Energy Generating Company (“Genco”), issued and sold $250,000,000 principal amount of its 6.30% Senior Notes, Series I, due 2020 (the “Notes”), pursuant to a Registration Statement on Form S-3 (File No. 333-155416-02), which became effective on November 17, 2008, and a Prospectus Supplement dated November 12, 2009 to a Prospectus dated November 17, 2008. Genco received net offering proceeds of approximately $247.7 million, before expenses. Genco intends to use the net offering proceeds to repay outstanding short-term debt (consisting of borrowings under its revolving credit facilities and/or the non-state-regulated subsidiary money pool of Ameren Corporation, Genco’s parent company) incurred to finance capital expenditures and to fund other corporate requirements and for other general corporate purposes. Genco is filing this Current Report on Form 8-K to report as exhibits certain documents in connection with that offering.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

1.1

Underwriting Agreement, dated November 12, 2009, between Genco and the several underwriters named therein, for whom Barclays Capital Inc., Morgan Stanley & Co. Incorporated, RBS Securities Inc. and Scotia Capital (USA) Inc. are acting as representatives.

4.1*

Indenture dated as of November 1, 2000, between Genco and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Indenture”) (incorporated by reference to Exhibit 4.1 to Genco’s Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594)).

4.2*

First Supplemental Indenture, dated as of November 1, 2000, to the Indenture, relating to Genco’s 8.35% Senior Notes, Series B due 2010 (incorporated by reference to Exhibit 4.2 to Genco’s Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594)).

4.3*

Form of Second Supplemental Indenture, dated as of June 12, 2001, to the Indenture, relating to Genco’s 8.35% Senior Notes, Series D due 2010 (incorporated by reference to Exhibit 4.3 to Genco’s Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594)).

4.4*

Third Supplemental Indenture, dated as of June 1, 2002, to the Indenture, relating to Genco’s 7.95% Senior Notes, Series E due 2032 (incorporated by reference to Exhibit 4.1 to Genco’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002).

4.5*

Fourth Supplemental Indenture, dated as of January 15, 2003, to the Indenture, relating to Genco’s 7.95% Senior Notes, Series F due 2032 (incorporated by reference to Exhibit 4.5 to Genco’s Annual Report on Form 10-K for the year ended December 31, 2002).

4.6*

Fifth Supplemental Indenture, dated as of April 1, 2008, to the Indenture, relating to Genco’s 7.00% Senior Notes, Series G due 2018 (incorporated by reference to Exhibit 4.2 to Genco’s Current Report on Form 8-K, filed April 9, 2008).

4.7*

Sixth Supplemental Indenture to the Indenture, dated as of July 7, 2008, relating to Genco’s 7.00% Senior Notes, Series H due 2018 (incorporated by reference to Genco’s Registration Statement on Form S-3, filed November 17, 2008 (File No. 333-155416-02)).

4.8	Seventh Supplemental Indenture, dated as of November 1, 2009, to the Indenture, relating to Genco’s 6.30% Senior Notes, Series I, due 2020.
5.1	Opinion of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company, regarding the legality of the Notes (including consent).
5.2 and 8	Opinion of Morgan, Lewis & Bockius LLP with respect to the Notes (including consent).

*             Incorporated by reference as indicated.

This combined Current Report on Form 8-K is being filed separately by Ameren Corporation and Genco (each, a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

AMEREN ENERGY GENERATING COMPANY
(Registrant)

By:	/s/ Jerre E. Birdsong
Jerre E. Birdsong
Vice President and Treasurer

Date: November 17, 2009

Exhibit Index

Exhibit No.	Description

1.1

Underwriting Agreement, dated November 12, 2009, between Genco and the several underwriters named therein, for whom Barclays Capital Inc., Morgan Stanley & Co. Incorporated, RBS Securities Inc. and Scotia Capital (USA) Inc. are acting as representatives.

4.1*

Indenture dated as of November 1, 2000, between Genco and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Indenture”) (incorporated by reference to Exhibit 4.1 to Genco’s Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594)).

4.2*

First Supplemental Indenture, dated as of November 1, 2000, to the Indenture, relating to Genco’s 8.35% Senior Notes, Series B due 2010 (incorporated by reference to Exhibit 4.2 to Genco’s Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594)).

4.3*

Form of Second Supplemental Indenture, dated as of June 12, 2001, to the Indenture, relating to Genco’s 8.35% Senior Notes, Series D due 2010 (incorporated by reference to Exhibit 4.3 to Genco’s Registration Statement on Form S-4, filed March 6, 2001 (File No. 333-56594)).

4.4*

Third Supplemental Indenture, dated as of June 1, 2002, to the Indenture, relating to Genco’s 7.95% Senior Notes, Series E due 2032 (incorporated by reference to Exhibit 4.1 to Genco’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002).

4.5*

Fourth Supplemental Indenture, dated as of January 15, 2003, to the Indenture, relating to Genco’s 7.95% Senior Notes, Series F due 2032 (incorporated by reference to Exhibit 4.5 to Genco’s Annual Report on Form 10-K for the year ended December 31, 2002).

4.6*

Fifth Supplemental Indenture, dated as of April 1, 2008, to the Indenture, relating to Genco’s 7.00% Senior Notes, Series G due 2018 (incorporated by reference to Exhibit 4.2 to Genco’s Current Report on Form 8-K, filed April 9, 2008).

4.7*

Sixth Supplemental Indenture to the Indenture, dated as of July 7, 2008, relating to Genco’s 7.00% Senior Notes, Series H due 2018 (incorporated by reference to Genco’s Registration Statement on Form S-3, filed November 17, 2008 (File No. 333-155416-02)).

4.8	Seventh Supplemental Indenture, dated as of November 1, 2009, to the Indenture, relating to Genco’s 6.30% Senior Notes, Series I, due 2020.
5.1	Opinion of Craig W. Stensland, Esq., Associate General Counsel of Ameren Services Company, regarding the legality of the Notes (including consent).
5.2 and 8	Opinion of Morgan, Lewis & Bockius LLP with respect to the Notes (including consent).

*             Incorporated by reference as indicated.